EXHIBIT 10.31

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Agreement”) is made and entered into as of October 30, 2017, by and between, NULEAF RENO PRODUCTION, LLC, a Nevada limited liability company (“NuLeaf Production” or “Borrower”) and MEDIFARM III, LLC, a Nevada limited liability company (“Lender”). Borrower and Lender are a “Party,” and collectively the “Parties” hereto. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in that certain Convertible Promissory Note by and among Lender and Borrower (the “Convertible Note”).

RECITALS

WHEREAS, the Lender has loaned or will loan monies to the Borrower, as more particularly described in the Convertible Note, in the original principal sum of Nine Hundred Eighteen Thousand Two Hundred Twenty Six Dollars and 27/100 ($918,226.27), and as evidenced by the Convertible Note;

WHEREAS, the term “Lender” as used in this Agreement shall mean, collectively, all holders of the Note, including those persons who become holders of the Note subsequent to the date hereof; and

WHEREAS, this Agreement is being executed and delivered by the Borrower to secure the Note.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the parties hereto hereby agrees as follows:

1. Obligations Secured. This Agreement secures the prompt payment and performance of all obligations of the Borrower under the Convertible Note, and all renewals, extensions, modifications, amendments, and/or supplements thereto (collectively, the “Secured Obligations”).

2. Grant of Security.

(a) Collateral. The Borrower hereby grants, pledges, and collaterally assigns to the Lender, and there is hereby created in favor of the Lender, a security interest in and to all of Borrower’ right, title, and interest in, to, and under all of the collateral set forth on Exhibit A hereto (collectively, “Collateral”).

(b) Effective Date. This grant of security shall be effective as of the date hereof.

3. Filings to Perfect Security. The Lender may (and is hereby authorized to) file with any filing office such financing statements, amendments, addenda, continuations, terminations, assignments and other records (whether or not executed by the Borrower) as the Lender may deem necessary in its sole discretion to perfect and to maintain perfected security interests in the Collateral. Such documents may designate the Lender as the secured party and Borrower as the debtor, identify the security interest in the Collateral, and contain any other items required by law or deemed necessary by Collateral Agent. Such financing statements may describe the collateral as “all assets” or “all personal property.” Upon Collateral Agent’s request, the Borrower shall execute any such documents (whether or not required by law).

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4. Transfers and Other Liens. Except as set forth herein or in the Convertible Note, the Borrower shall not, without the prior written consent of the Lender, in its sole and absolute discretion:

(a) Sell, transfer, assign, or dispose of (by operation of law or otherwise), any of the Collateral outside of the ordinary course of business;

(b) Incur any additional indebtedness;

(c) Create or suffer to exist any lien, security interest, or other charge or encumbrance upon or with respect to any of the Collateral, except the security interests created hereby; or

(d) Permit any of the Collateral to be levied upon under any legal process.

5. Representations and Warranties. Borrower hereby represents and warrants to the Lender as follows: (a) to Borrower’s knowledge, Borrower is the owner of the Collateral (or, in the case of after-acquired Collateral, at the time Borrower acquires rights in the Collateral, will be the owner thereof) and, except as expressly provided herein, no other person has (or, in the case of after-acquired Collateral, at the time Borrower acquires rights therein, will have) any right, title, claim or interest (by way of Lien or otherwise) in, against or to the Collateral; (b) to Borrower’s knowledge, except as expressly provided herein, upon the filing of a UCC-1 financing statement with the Nevada Secretary of State, the Lender will have (or in the case of after-acquired Collateral, at the time Borrower acquires rights therein, will have) a perfected security interest in the Collateral to the extent that a security interest in the Collateral can be perfected by such filing; (c) all accounts receivable constituting part of the Collateral are genuine and enforceable against the party obligated to pay the same; (d) Borrower has full power and authority to enter into the transactions provided for in this Agreement and the Loan Documents; (e) this Agreement and the Convertible Note, when executed and delivered by the Borrower, will constitute the legal, valid and binding obligations of Borrower enforceable in accordance with their terms; (f) the execution and delivery by Borrower of this Agreement and the Convertible Note and the performance and consummation of the transactions contemplated hereby and thereby do not and will not violate Borrower’s Articles of Organization or Operating Agreement or any material judgment, order, writ, decree, statute, rule or regulation applicable to Borrower (g) there does not exist any default or violation by Borrower of or under any of the terms, conditions or obligations of (i) any indenture, mortgage, deed of trust, franchise, permit, contract, agreement, or other instrument to which Borrower is a party or by which the Borrower is bound, or (ii) any law, ordinance, regulation, ruling, order, injunction, decree, condition or other requirement applicable to or imposed upon Borrower by any law, the action of any court or any governmental authority or agency; and the execution, delivery and performance of this Agreement will not result in any such default or violation; (h) there is no action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand pending or, to the knowledge of Borrower, threatened which adversely affects Borrower’s business or financial condition and there is no basis known to Borrower for any action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand which could result in the same; and (i) this Agreement and the Convertible Note do not contain any untrue statement of material fact or omit to state a material fact necessary in order to make the statements contained in this Agreement and the Convertible Note not misleading.

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6. Remedies. Upon the occurrence and during the continuance of an Event of Default, the Lender shall have the rights of a secured creditor under the Nevada Uniform Commercial Code, all rights granted by this Agreement and the Convertible Note and by law, including the right to require Borrower to assemble the Collateral and make it available to the Lender at a place to be designated by Borrower. The rights and remedies provided in this Agreement and the Convertible Note are cumulative and may be exercised independently or concurrently, and are not exclusive of any other right or remedy provided at law or in equity. No failure to exercise or delay by the Lender in exercising any right or remedy under this Agreement or the Convertible Note shall impair or prohibit the exercise of any such rights or remedies in the future or be deemed to constitute a waiver or limitation of any such right or remedy or acquiescence therein. Every right and remedy granted to the Lender under this Agreement and the Convertible Note or by law or in equity may be exercised by the Lender at any time and from time to time, and as often as the Lender may deem it expedient.

7. Further Assurances. Borrower agrees that, from time to time, at its own expense, it will:

(a) Protect and defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein, and preserve and protect the Lender’s security interest in the Collateral.

(b) Promptly execute and deliver to the Lender all instruments and documents, and take all further action necessary or desirable, as the Lender may reasonably request to (i) continue, perfect, or protect any security interest granted or purported to be granted hereby, and (ii) enable the Lender to exercise and enforce any of its rights and remedies hereunder with respect to any Collateral.

(c) Permit the Lender’s representatives to inspect and make copies of all books and records relating to the Collateral, wherever such books and records are located, and to conduct an audit relating to the Collateral at any reasonable time or times.

8. Notices. All notices required or permitted hereunder shall be in writing and shall be given in the manner consistent with the requirements of Section 14 of the Convertible Note.

9. Amendments and Waivers. No modification, amendment or waiver of any provision of, or consent required by, this Agreement, nor any consent to any departure herefrom, shall be effective unless it is in writing and signed by each of the parties hereto. Such modification, amendment, waiver or consent shall be effective only in the specific instance and for the purpose for which given.

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10. Exclusivity and Waiver of Rights. No failure to exercise and no delay in exercising on the part of any party, any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other right, power or privilege. The rights and remedies herein provided are cumulative and are not exclusive of any other rights or remedies provided by law.

11. Invalidity. Any term or provision of this Agreement shall be ineffective to the extent it is declared invalid or unenforceable, without rendering invalid or enforceable the remaining terms and provisions of this Agreement.

12. Headings. Headings used in this Agreement are inserted for convenience only and shall not affect the meaning of any term or provision of this Agreement.

13. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original instrument, but all of which collectively shall constitute one and the same agreement.

14. Survival. Unless otherwise expressly provided herein, all representations warranties, agreements and covenants contained in this Agreement shall survive the execution hereof and shall remain in full force and effect until the payment in full of the Note and satisfaction of all other obligations owed by any party to the Lender under any of the Bridge Loan Documents.

15. Miscellaneous. This Agreement shall inure to the benefit of each of the parties hereto and all their respective successors and permitted assigns. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained.

16. APPLICABLE LAW. THIS AGREEMENT IS GOVERNED BY THE LAWS OF THE STATE OF NEVADA, WITHOUT REGARD TO THE CHOICE OF LAW RULES OF THAT STATE. ALL LAWSUITS, ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING FROM OR RELATED TO THIS AGREEMENT SHALL EXCLUSIVELY BE BROUGHT TO AND ADJUDICATED IN THE COURTS OF CLARK COUNTY, NEVADA.

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17. WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THE CONVERTIBLE NOTE, INCLUDING, WITHOUT LIMITATION, ANY PRESENT OR FUTURE MODIFICATION THEREOF OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THE CONVERTIBLE (AS NOW OR HEREAFTER MODIFIED) OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, OR STATEMENTS (WHETHER VERBAL OR WRITTEN), IN EACH CASE WHETHER SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION IS NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF ANY RIGHT THEY MIGHT OTHERWISE HAVE TO TRIAL BY JURY.

18. Attorneys’ Fees. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

19. Entire Agreement. This Agreement contains the entire agreement among the parties with respect to the transactions contemplated by this Agreement and supersedes all prior agreements or understandings among the parties.

[SIGNATURE PAGE(S) FOLLOW]

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IN WITNESS WHEREOF, this Security Agreement has been executed as of the date first set written above.

BORROWER:		LENDER:

NULEAF RENO PRODUCTION, LLC, a Nevada limited liability company		MEDIFARM III, LLC, a Nevada limited liability company

By:	NuLeaf, Inc.	By:	Terra Tech Corp.
Title:	Manager	Title:	Authorized Representative and Managing Member

By:		By:

Title:	President	Title:

P.O. Box 777326 Henderson, NV 89077	INSERT ADDRESS

With a copy to:

Brown Brown & Premsrirut

520 South Fourth Street

Las Vegas, NV 89101

Attn: Puoy K. Premsrirut, Esq.

Tel: (702) 384-5563

Fax: (702) 385-6965

[Signature Page to Security Agreement]

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EXHIBIT A

COLLATERAL

For purposes of this Agreement, the term “Collateral” shall mean the following personal property of Borrower, wherever located, now owned or existing or hereafter acquired or created:

a. All inventory, all proceeds and products thereof and all additions and accessions to, replacements of, insurance or condemnation proceeds of, and documents covering any of the foregoing, all leases of any of the foregoing, and all rents, revenues, issues, profits and proceeds arising from the sale, lease, license, encumbrance, collection, or any other temporary or permanent disposition of any of the foregoing or any interest therein.

b. All accounts and all proceeds thereof.

c. All equipment and goods, all motor vehicles, all proceeds and products of the foregoing and all additions and accessions to, replacements of, insurance or condemnation proceeds of, and documents covering any of the foregoing, all leases of any of the foregoing, and all rents, revenues, issues, profits and proceeds arising from the sale, lease, license, encumbrance, collection, or any other temporary or permanent disposition of any of the foregoing or any interest therein.

d. All general intangibles and all documentation and supporting information related thereto, all rents, profits and issues thereof, and all proceeds thereof.

e. All of the following:

i. Any and all promissory notes and instruments payable to or owing to Borrower or held by Borrower;

ii. Any and all leases under which Borrower is the lessor;

iii. Any and all chattel paper in favor of, owing to, or held by any Borrower, including, without limitation, any and all conditional sale contracts or other sales agreements, whether Borrower is the original party or the assignee;

iv. Any and all security agreements, collateral and titles to motor vehicles which secure any of the foregoing obligations; and

v. All amendments, modifications, renewals, extensions, replacements, additions, and accessions to the foregoing and all proceeds thereof.

f. All deposit accounts, including without limitation, all interest, dividends or distributions accrued or to accrue thereon, whether or not due, and all proceeds thereof.

g. All investment property, all interest, dividends or distributions accrued or to accrue thereon, whether or not due, and all proceeds thereof.

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h. All documents, all amendments, modifications, renewals, extensions, replacements, additions, and accessions thereto, and all proceeds thereof.

i. All letter-of-credit rights, all amendments, modifications, renewals, extensions, replacements, additions, and accessions thereto, and all proceeds thereof.

j. All supporting obligations, all amendments, modifications, renewals, extensions, replacements, additions, and accessions thereto, and all proceeds thereof.

k. All of the following:

i. All right, title and interest of Borrower in and to patent applications and patents, including, without limitation, all proceeds thereof (such as, by way of example, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world, and all reissues, divisions, continuations, renewals, extensions, and continuations-in-part thereof (collectively, the “Patents”);

ii. All right, title and interest of Borrower in and to trademark applications and trademarks, including, without limitation, all renewals thereof, all proceeds thereof (such as, by way of example, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, and all rights corresponding thereto throughout the world (collectively, the “Trademarks”), and the good will of the business to which each of the Trademarks relates;

iii. All copyrights of Borrower and all rights and interests of every kind of Borrower in copyrights and works protectable by copyright, and all renewals and extensions thereof, and in and to the copyrights and rights and interests of every kind or nature in and to all works based upon, incorporated in, derived from, incorporating or relating to any of the foregoing or from which any of the foregoing is derived, and all proceeds thereof (such as, by way of example, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, and all rights corresponding thereto throughout the world (collectively, the “Copyrights”);

iv. All of Borrower’s trade secrets and other proprietary information, and all proceeds thereof (collectively, the “Trade Secrets”);

v. All right, title, and interest of Borrower in, to and under license agreements and contracts concerning Patents, Trademarks, Copyrights, and Trade Secrets, all amendments, modifications, and replacements thereof, all royalties and other amounts owing thereunder, and all proceeds thereof (collectively, the “Licenses”); and

vi. All internet domain names and addresses of Borrower and all proceeds thereof.

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